GOODWILL	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL	GOODWILL
The changes in the carrying amount of goodwill for the years ended December 31 were as follows:

	2021	2020
Balance at beginning of year	$175,545	$154,381
Goodwill acquired (note 5(a) and 5(b))	—	11,076
Foreign currency translation adjustments	(8,166)	10,088
	$167,379	$175,545

IoT Solutions	$70,747	$78,418
Enterprise Solutions	96,632	97,127
	$167,379	$175,545
Following the Company's reorganization of its reporting structure (see note 6), the composition of our reporting units have changed. The Company has reassigned assets and liabilities to the new reporting units and has reassigned goodwill to the new reporting units using a relative fair value allocation approach. We have reclassified our comparative information.
We performed two interim goodwill impairment tests, one immediately before and one after January 1, 2021, the effective date the Company reorganized its reporting structure. We assessed the recoverability of goodwill as at January 1, 2021 for each of the identified reporting units and determined that the fair value of each of the reporting units exceeded its carrying value under both scenarios.
We performed the annual goodwill impairment test as at October 1, 2021 for each of the identified reporting units and determined that the fair value of each of the two reporting units exceeded its carrying value. There was no impairment of goodwill during the years ended December 31, 2021, and 2020